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                                                                  EXHIBIT 10.14

                           NONSTATUTORY STOCK OPTION
                  (NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN)


___________, Optionee:

        MOLECULAR SIMULATIONS INCORPORATED (the "Company"), pursuant to its Non-Employee Directors' Stock Option Plan (the "Plan") has on _________________ granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Non-Employee Directors (as defined in the Plan).

        The details of your option are as follows:

1. The total number of shares of Common Stock subject to this option is ____________ (________). Subject to the limitations contained herein, this option shall become exercisable (vest) as follows:

        _______________________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________

2. The exercise price of this option is _____________ ($___) per share, being the fair market value (as defined in the Plan) of the Common Stock on the date of grant of this option.

3. (a) This option may be exercised, to the extent specified in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to paragraph 6 of the Plan. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

        (b) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option or the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise.

                                       1.
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4.      Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

5. This option shall be transferable upon the delivery by you to the Company of such documents as the Company may reasonably request.

6. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

Dated as of ______________.

                                       Very truly yours,

                                       MOLECULAR SIMULATIONS INCORPORATED


                                       By: __________________________________
                                           Duly authorized on behalf
                                           of the Board of Directors


                                       2.

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The undersigned:

        (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan;

        (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock options plans of the Company, and (ii) the following agreements only:

                NONE ____________________________
                             (Initial)

                OTHER____________________________
                     ____________________________
                     ____________________________


                                       ___________________________________
                                          ___________
                                          Optionee


                                       ___________________________________
                                          Address


                                       ___________________________________
                                       ___________________________________


                                       3.